Exhibit 10.4

FIRST AMENDMENT TO THE

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

     THIS FIRST AMENDMENT to the US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN (the "Plan"), is entered into as of the 26th day of January, 2004, by US AIRWAYS, INC. (the "Company").

W I T N E S S E T H:

     WHEREAS, the Company established the Plan effective as of October 16, 2003, to provide supplemental retirement benefits for certain executive employees of the Company who were specified as Participants under Exhibit A to the Plan document; and

     WHEREAS, the Company now desires to add certain additional executives as participants in the Plan; and

     WHEREAS, Section 2.1 of the Plan provides that the Company (acting through the Human Resources Committee or other persons designated by the Human Resources Committee) may designate additional key management or highly compensated employees to become eligible for the Plan;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1.   As permitted under Section 2.1 of the Plan, Exhibit A to the Plan shall be deleted in its entirety and the following shall be substituted in lieu thereof, effective as of January 26, 2004:

EXHIBIT A

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

Name of Participants

With Prior SERPS                         Effective Date of Participation

N. Bruce Ashby                             October 16, 2003

B. Ben Baldanza                            October 16, 2003

Jerrold A. Glass                             October 16, 2003

Neal S. Cohen                               October 16, 2003

Alan W. Crellin                              October 16, 2003

John Prestifilippo                            October 16, 2003

Elizabeth Lanier                              October 16, 2003

Name of Participants

Who Do Not Have Prior SERPS          Effective Date of Participation

P. Douglas McKeen                             October 16, 2003

David Davis                                         October 16, 2003

Christopher Chiames                            October 16, 2003

Andrew P. Nocella                               January 26, 2004

Eilif Serck-Hanssen                              January 26, 2004

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2.   Except as specifically set forth above, the terms of the Plan shall remain in full force and effect as prior to this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                                               US AIRWAYS, INC.

                                                               By: Jerrold A. Glass

                                                               Title: Senior Vice President - Employee Relations

ATLANTA:4627344.1